Exhibit 99.1

 ServisFirst Bancshares, Inc.  NYSE: SFBS  May 2023

 Forward-Looking Statements  Statements in this press release that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. The words "believe," "expect," "anticipate," "project," “plan,” “intend,” “will,” “could,” “would,” “might” and similar expressions often signify forward-looking statements. Such statements involve inherent risks and uncertainties. ServisFirst Bancshares, Inc. cautions that such forward-looking statements, wherever they occur in this press release or in other statements attributable to ServisFirst Bancshares, Inc., are necessarily estimates reflecting the judgment of ServisFirst Bancshares, Inc.’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Such forward-looking statements should, therefore, be considered in light of various factors that could affect the accuracy of such forward-looking statements, including, but not limited to: the global health and economic crisis precipitated by the COVID-19 outbreak; general economic conditions, especially in the credit markets and in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships, including in light of the continuing high rate of domestic inflation; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in our loan portfolio and the deposit base; economic crisis and associated credit issues in industries most impacted by the COVID-19 outbreak; possible changes in laws and regulations and governmental monetary and fiscal policies, including, but not limited to, economic measures intended to curb rising inflation; the cost and other effects of legal and administrative cases and similar contingencies; possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and the value of collateral; the effect of natural disasters, such as hurricanes and tornados, in our geographic markets; and increased competition from both banks and non-bank financial institutions. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-looking Statements” and “Risk Factors” in our most recent Annual Report on Form 10-K, in our Quarterly Reports on Form 10-Q, and our other SEC filings. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained herein. Accordingly, you should not place undue reliance on any forward-looking statements, which speak only as of the date made. ServisFirst Bancshares, Inc. assumes no obligation to update or revise any forward-looking statements that are made from time to time.   Non-GAAP Financial Measures - This presentation includes non-GAAP financial measures. Information about any such non-GAAP financial measures, including a reconciliation of those measures to GAAP, can be found in the presentation.  2

 ServisFirst at a Glance   Overview  Founded in 2005 in Birmingham, AL  Single bank BHC  High-Performing Metropolitan Commercial Bank   Total Assets(1): $14.57 billion  Stockholders’ Equity(1): $1.34 billion   High Growth Coupled with Pristine Credit Metrics (3)  Gross Loans CAGR: 15%  Total Deposits CAGR: 14%  Net Income for Common CAGR: 22%  Diluted EPS CAGR: 22%  ROAA (2): 1.63%  Efficiency Ratio (2): 34.60%  As of March 31,2023  For three months ended March 31,2023  5-year compounded annual growth rate (CAGR) calculated from December 31, 2017, to December 31, 2022  NPAs / assets (1): 0.12%  NPLs / loans (1): 0.15%  3

 Our Business Strategy  Simple business model  Loans and deposits are primary drivers, not ancillary services  Limited branch footprint  Technology provides efficiency  Big bank products and bankers  With the style of service and delivery of a community bank  Core deposit focus coupled with C&I lending emphasis  Scalable, decentralized business model  Regional CEOs drive revenue  Opportunistic expansion, attractive geographies  Teams of the best bankers in each metropolitan market  Disciplined growth company that sets high standards for performance  4

 Opportunistic Expansion  Identify great bankers in attractive markets  Focus on people as opposed to places  Target minimum of $300 million in assets within 3 years  Best bankers in growing markets  Market strategies  Regional CEOs execute simple business model  Back office support and risk management infrastructure  Non-legal board of directors comprised of key business people  Provide professional banking services to mid-market commercial customers that have been neglected or pushed down to branch personnel by national and other larger regional banks  Opportunistic future expansion  Southern markets, metropolitan focus  Draw on expertise of industry contacts  5

 Milestones  6  Founded in May 2005 with initial capital raise of $35 million  Reached profitability during the fourth quarter of 2005 and have been profitable every quarter since  Achieved total asset milestones of $1 billion in 2008, $2 billion in 2011, $3 billion in 2013, $4 billion in 2014, $5 billion in 2015, $6 billion in 2016, $7 billion in 2017, $8 billion in 2018, $9 billion in 2019, $11 billion in 2020, and $15 billion in 2021

 Consistently Building Shareholder Value  Tangible Book Value has increased year/year by a minimum of 10% every year since the bank opened in 2005 (17-year CAGR (1) = 17%)  Stock price has increased by more than 4,100% (2) since initial capital raise in 2005 (17-year CAGR (1) = 24%)  Dividend has increased each year since going public in 2014  7  5-year (3)   CAGR = 37%  5-year (3)   CAGR = 16%  Annual Dividend Per Share  Tangible Book Value Per Share  17 – year CAGR = 12/31/2005 – 12/31/22  Split adjusted (6-for-1) stock price for 2005 initial capital raise was $1.67 per share. Closing stock price on 12/31/22 was $68.91   5 – year CAGR = 12/31/2017 – 12/31/22  Dividend annualized

 Our Footprint  8  ServisFirst Branches (29)  ServisFirst LPO (3)

Our Regions

Servis1st Bank

Region [1]	Total Offices [2]	Total MSA Deposits [3] ($ in billions)	Market Share [3] (%)
Alabama			
Birmingham-Hoover	3	50.1	10.4
Dothan	2	4.3	19.8
Huntsville	2	11.7	10.6
Mobile	3	17.6	3.5
Montgomery	2	9.5	12.1
Florida			
Crestview-Fort Walton Beach-Destin	1	8.7	0.9
North Port-Sarasota-Bradenton [5]	2	31.7	0.7
Orlando-Kissimmee-Sanford	1	76.7	0
Panama City	1	4.5	0
Pensacola-Ferry Pass-Brent	2	8.6	7.0
Tallahassee [7]	2	10.4	0
Tampa-St. Petersburg-Clearwater	1	130.7	0.2
Georgia			
Atlanta-Sandy Springs-Roswell	2	244.1	0.3
Columbus	1	8.4	0.2
North Carolina			
Charlotte-Concord-Gastonia [6]	2	336.5	0
Asheville	1	11.5	0
South Carolina			
Charleston-North Charleston	2	22.7	1.5
Tennessee			
Nashville-Davidson-Murfreesboro-Franklin	1	92.6	0.5
Virginia Beach			
Virginia Beach-Norfolk-Newport News	1	35.6	0
Total	32	111	

1) Represents metropolitan statistical areas (MSAs)
2) As of March 2023
3) As reported by the FDIC as of 6/30/2022
4) Loan Production Office (LPO)
5) Includes Sarasota LPO and Venice Full Service Office
6) Includes Lake Norman LPO and Charlotte Full Service Office
7) includes LPO and Tallahassee Full Service Office

9

 Our Business Model  “Loan making and deposit taking”  Traditional commercial banking services  No emphasis on non-traditional business lines  Culture of cost control  “Branch light,” with $446.7 million average deposits per banking center  Leverage technology and centralized infrastructure  Headcount focused on production and risk management  Key products; including remote deposit capture (64% of dollars deposited in 2023 were via RDC), cash management, remote currency manager  Outsource selected functions  C&I and Owner Occupied CRE lending expertise  46% of gross loans   Target customers: privately held businesses $2 to $250 million in annual sales, professionals, affluent consumers  10

 Scalable, Decentralized Structure  Local decision-making  Emphasize local decision-making to drive customer revenue  Centralized, uniform risk management and support  Conservative local lending authorities, covers most lending decisions  Geographic organizational structure (as opposed to line of business structure)  Regional CEOs empowered and held accountable  Utilize stock based compensation to align goals  Top-down sales culture  Senior management actively involved in customer acquisition  11

 Capacity For Growth  Potential for significant growth in both loan and deposit book size of current calling officers  Approximately 93% of the bank’s loan book is managed by approximately 50% of the bank’s calling officers and approximately 78% of the bank’s deposits is managed by approximately 50% of the bank’s calling officers   Average outstanding loan balances per officer as of 3/31/23 was $78 million and average deposit balances per officer was $91 million  Strive for a minimum of $75 million in outstanding loans and deposits for every calling officer, resulting in approximately $3.5 billion in potential additional loan balances and $5.2 billion in potential additional deposits balances  Approximately 48% of calling officers manage loan books in excess of $50 million while 38% of calling officers manage deposit books in excess of $50 million  Focused on identifying motivated, customer service oriented bankers  Regularly meet with potential new bankers  Sustainable growth achieved through exceptional customer service which builds client loyalty and leads to customer referrals  12

 Risk Management  Manage risk centrally while delivering products and services by each Regional Bank  Centralized/Consistent: operations, compliance, risk, accounting, audit, information technology, and credit administration   Investing resources in Risk Management Group  Hired CRO in 2017; implemented enterprise risk management program  Invested in new technologies (BSA, information security, credit administration)  Enhanced staff and resources for risk, compliance, BSA, and credit administration  Increased scope of internal audits and independent loan reviews  Management committees identify, monitor, and mitigate risks across enterprise  Healthy Regulatory relations  Independent loan portfolio stress testing performed regularly  Correspondent Banking Division provides additional stable funding source  13

 Risk ManagementCredit Process  Lending focuses on middle market clients with Regional CEO and credit officers approving secured loan relationship up to $5MM; relationships greater than $5MM are approved by the CCO and/or members of executive management  Centralized monitoring of ABL relationships greater than $2MM and centralized monitoring of commercial construction projects greater than $3MM  Independent loan review examines 35% of the committed balances annually to affirm risk rating accuracy and proper documentation   The top three industry exposures as of 3/31/23 are: Real Estate (34%), Service Industry (11%) and Retail (8%).  The top three C&I and C&I OOCRE portfolio industries are: Retail (15%), Manufacturing (11%), and Health Care (9%). C&I and C&I OOCRE loans account for 46% of the total loan portfolio  14

 Risk ManagementCredit Process  The Bank does not lead any Share National Credits (SNCs); the Bank does participate in 9 relationships that are classified as SNCs with current balances of $103MM as of 3/31/23  As of 3/31/23, CRE as a percent of capital was 317% and AD&C as a percent of capital was 93%  Approximately 86% of the Bank’s CRE loans are located in Bank’s six state footprint  As of 3/31/23, variable rate loans account for 38% of the loan portfolio  78.3% of variable rate loans have a floor and the average floor rate is 4.71%  The Bank’s average net credit loss from 2008 through 2010 was 52 basis points compared to a peer (1) average of 121 basis points thus the bank performed well above its peers in the last large economic downturn  15  Peer Group 4 as defined by The Uniform Bank Performance Report (UBPR)

 Correspondent Banking Footprint  16  Date  # of Relationships  Deposits (Non Interest Bearing)  Deposits (Interest Bearing)  Fed Funds Purchased  Total Balance ($000s)  3/31/2023  348  $212,644  $760,663  $1,266,303  $2,239,609  12/31/2022  346  $352,286  $761,371  $1,353,798  $2,467,455  9/30/2022  337  $622,473  $350,852  $1,466,322  $2,440,896  6/30/2022  336  $1,340,011  $331,369  $1,389,167  $3,060,548  3/31/2022  333  $1,709,969  $405,861  $1,639,238  $3,755,068  12/31/2021  329  $1,673,463  $529,703  $1,711,777  $3,914,943  9/30/2021  329  $1,516,167  $875,425  $1,286,756  $3,678,347

 Our Management Team  Thomas A. Broughton, III  President and Chief Executive Officer  Previously President and CEO of First Commercial Bank (acquired by Synovus Financial, 1992); subsequently, regional CEO for Synovus  American Banker’s 2009 Community Banker of the Year  William M. Foshee  EVP and Chief Financial Officer  Previously Chief Financial Officer of Heritage Financial Holding Corporation  Certified public accountant  Rodney E. Rushing  EVP and Chief Operating Officer  Previously Executive Vice President of Correspondent Banking, BBVA-Compass  Henry F. Abbott  SVP and Chief Credit Officer  Previously Senior Vice President and Chief Credit Officer of the Correspondent Banking Division, ServisFirst Bank  17

Our Regions

Servis1st Bank®

Andrew N. Kattos
EVP and Regional CEO Huntsville
- Previously EVP/Senior Lender for First Commercial Bank

G. Carlton Barker
EVP and Regional CEO Montgomery
- Previously Group President for Regions Bank Southeast Alabama Bank Group

B. Harrison Morris
EVP and Regional CEO Dothan
- Previously Market President of Wachovia's operation in Dothan

Rex D. McKinney
EVP and Regional CEO Northwest Florida
- Previously EVP/Senior Commercial Lender for First American Bank/Coastal Bank and Trust (Synovus)

W. Bibb Lamar
EVP and Regional CEO Mobile
- Previously CEO of BankTrust for over 20 years

Bradford A. Vieira
EVP and Regional CEO Nashville
- Previously SVP and Commercial Banking Manager at ServisFirst Bank

Thomas G. Trouche
EVP and Regional CEO Charleston
- Previously Executive Vice President Coastal Division for First Citizens Bank

J. Harold Clemmer
EVP and Regional CEO Atlanta
- Previously President of Fifth Third Bank Tennessee and Fifth Third Bank Georgia

Gregory W. Bryant
EVP and Regional CEO West Central Florida
- Previously President and CEO of Bay Cities Bank in Tampa Bay

Rick Manley
EVP and Regional CEO Piedmont
- Previously Mid Atlantic President for First Horizon Bank

18

 Financial Results

 Balance Sheet Growth  5-year (1) CAGR of gross loans = 15%  5-year (1) CAGR of total deposits = 14%  5-year (1) CAGR of non-interest bearing deposits = 18%  20  5-year (1) CAGR = 15%  5-year (1)   CAGR = 14%  Gross Loans ($mm)  Total Deposits ($mm)  5 – year CAGR = 12/31/2017 – 12/31/22

 Income Growth  Rare combination of balance sheet growth and earnings power  EPS growth includes impact of $55.1 million of common stock issued in five private placements as we entered new markets prior to our initial public offering (IPO) and $56.9 million from the IPO  21  5-year (1)   CAGR = 22%  5-year (1)   CAGR = 22%  Net Income Available   to Common Stockholders ($mm)  Diluted Earnings Per Common Share  5 – year CAGR = 12/31/2017 – 12/31/22

 Balance Sheet Makeup  Primary focus on building core deposits, highlighted by non-interest bearing accounts and non-reliance on CDs  C&I lending expertise within a well balanced loan portfolio  22  Deposit Mix (1)  2.68% Cost of Interest Bearing Deposits (2)  Loan Portfolio (1)  5.70% Yield on Loans (2)  For period ending March 31, 2023  Average for the three months ended March 31, 2023

 Loan Growth by Type  23

Credit Trends

Servis1st Bank

Commercial Real Estate Trends						
	Year Ended December 31,					Current Year
(In Thousands)	2018	2019	2020	2021	2022	3/31/2023
1-4 Family Construction Speculative	$ 34,594	$ 47,809	$ 62,383	$ 74,811	$ 105,954	$ 114,050
1-4 Family Construction Sold	$ 46,467	$ 56,105	$ 55,899	$ 96,144	$ 116,556	$ 114,124
Resi Acquisition & Development	$ 24,542	$ 37,219	$ 50,777	$ 37,753	$ 35,530	$ 30,445
Multifamily Permanent	$ 160,981	$ 300,281	$ 316,372	$ 459,122	$ 869,483	$ 934,043
Residential Lot Loans	$ 26,222	$ 26,486	$ 36,179	$ 37,130	$ 51,816	$ 53,885
Commercial Lots	$ 43,610	$ 50,198	$ 51,195	$ 60,132	$ 50,717	$ 49,925
Raw Land	$ 50,111	$ 45,193	$ 54,793	$ 134,774	$ 164,932	$ 163,177
Commercial Construction	$ 307,645	$ 254,983	$ 282,389	$ 662,333	$ 1,006,883	$ 944,064
Retail	$ 207,309	$ 248,817	$ 304,858	$ 363,610	$ 537,466	$ 558,115
Nursing Home or Assisted Living Facility	$ 171,810	$ 252,780	$ 342,586	$ 363,410	$ 321,210	$ 294,001
Office Building	$ 204,368	$ 195,604	$ 260,982	$ 290,075	$ 384,209	$ 388,096
Hotel or Motel	$ 80,924	$ 101,054	$ 134,902	$ 259,986	$ 409,720	$ 410,368
All Other CRE Income Property	$ 380,822	$ 535,022	$ 643,979	$ 847,093	$ 978,145	$ 945,837
Total CRE (Excluding O/O CRE)	**$1,739,405**	**$2,151,550**	**$ 2,597,292**	**$ 3,686,371**	**$ 5,032,620**	**$ 5,000,129**
Total Risk-Based Capital (Bank Level)	**$ 838,216**	**$ 962,616**	**$ 1,108,672**	**$ 1,303,623**	**$ 1,532,890**	**$ 1,578,412**
CRE as % of Total Capital	**208%**	**224%**	**234%**	**283%**	**328%**	**317%**
Total Gross Loans	**$6,533,499**	**$7,261,451**	**$ 8,465,688**	**$ 9,653,984**	**$11,687,968**	**$11,629,802**
CRE as % of Total Portfolio	**27%**	**30%**	**31%**	**39%**	**43%**	**43%**
CRE Owner Occupied	**$1,463,887**	**$1,588,148**	**$ 1,693,427**	**$ 1,874,103**	**$ 2,199,280**	**$ 2,243,436**
CRE OO as % of Total Capital	**175%**	**165%**	**153%**	**144%**	**143%**	**142%**
CRE OO as % of Total Portfolio	**22%**	**22%**	**20%**	**20%**	**19%**	**19%**
Acquisition, Development, & Construction Trends						
AD&C	$ 533,191	$ 517,992	$ 593,614	$ 1,103,076	$ 1,532,388	$ 1,469,670
AD&C as % of Total Capital	**64%**	**54%**	**54%**	**85%**	**100%**	**93%**
AD&C as % of Total Portfolio	**8%**	**7%**	**7%**	**12%**	**13%**	**13%**

24

Credit Quality  Strong loan growth while maintaining asset quality discipline  Allowance for Credit Losses /   Total Loans  Net Charge Offs /   Total Average Loans  Non-Performing Assets /   Total Assets  Non-Performing Loans /  Total Loans  25

 Profitability Metrics  Consistent earnings results and strong momentum   26  Core Return on Average Assets (1)  Core Return on Average Equity (1)  Core Return on Average Common Equity (1)  Net Interest Margin  For a reconciliation of these non-GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non-GAAP Financial Measures" included at the end of this presentation.

 Efficiency  Our operating structure and business strategy enable efficient, profitable growth  27  Core Efficiency Ratio (1) and  Core Non-interest Expense / Average Assets (1)  (1)  (1)  For a reconciliation of these non-GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non-GAAP Financial Measures" included at the end of this presentation.

 Interest Rate Risk Profile  28  Change in Net Interest Income  Scenario  Based on parallel shift in yield curve and a static balance sheet  Variable-Rate Loans  38% of loans are variable rate   Deposit Mix  25% of deposits are held in non-interest bearing demand deposit accounts

 Balance Sheet Stability

     Deposits overview  30  Business Segment  New Accounts opened in 2023  Commercial  1724  Consumer  1097  Diversified deposit base  Top Commercial Sectors by NAICS Industry Sectors:  % of Total Deposits  Commercial Banking   4.72%  Offices of Lawyers  3.19%  Commercial and Institutional Building Construction   2.25%  Colleges, Universities, and Professional Schools   2.17%  Wholesale Trade Agents and Brokers   2.11%  Other Activities Related to Real Estate   2.03%  Other General Government Support   1.84%  Courts   1.77%  Lessors of Residential Buildings and Dwellings   1.67%  Trusts, Estates, and Agency Accounts   1.59%  Executive Offices   1.40%  Lessors of Nonresidential Buildings  1.32%  New Car Dealers   1.27%  Nonresidential Property Managers   1.27%  Engineering Services  1.22%  Trust, Fiduciary, and Custody Activities   1.14%  New Single-Family Housing Construction   1.00%  Religious Organizations   0.96%  Private Households  0.90%  Residential Property Managers   0.87%  Administrative & General Management Consulting Services   0.84%  Elementary and Secondary Schools   0.81%  Offices of Other Holding Companies   0.79%  Truck Trailer Manufacturing   0.79%  Offices of Physicians (except Mental Health Specialists)   0.77%  Nursing Care Facilities (Skilled Nursing Facilities)   0.70%  Insurance Agencies and Brokerages   0.69%  Plumbing, Heating, and Air-Conditioning Contractors   0.59%  Iron and Steel Mills and Ferroalloy Manufacturing   0.59%  Time frame  Deposit Balance  % of Deposits  Accounts opened prior to 2020   $8,809,667   78%            Business Segment  % of Total Deposits  Commercial   81%                     Consumer  19%

 Deposits Overview Continued  31  Deposit Flows by Month  Net deposit inflows (outflows)  January  February  March  Total  Total deposits  (162,851)  207,435  23,926  68,512  Correspondent Relationships  DDA  %  Term MM  %  Total  %  Non-settlement  52,986   25%  263,362   35%  833,373   37%  Settlement  159,657   75%  497,300   65%  1,406,236   63%  Total  212,643   760,662   2,239,609   Select Financial Ratios – ServisFirst Bank and Peer Banks  Source: S&P Global Market Intelligence  ServisFirst Bank  2022Y Actual  Avg Banks $10-50B  2022Y Actual  Efficiency Ratio  30.50  53.39  Net Interest Margin  3.41  3.23  Return on Avg Assets  1.73  1.10  Return on Avg Equity  20.00  11.12  YOY Earnings Growth  21.07  3.00  We have opened 2,821 new accounts during the 1st quarter of 2023, a 23% increase over 1st quarter 2022  Stable fundings from Correspondent banking relationships anchored by substantial settlement accounts  Total correspondent bank funding is    63% Settlement vs 37% Non-Settlement  Deposit pipeline has increased by $244 million since year-end, or 51%  Our business accounts are primarily from owner managed businesses  .

 Liquidity  32  ($ in 000's)  Balance at   12/31/22  Balance at 3/31/23  AFS (unrealized losses Pre-tax)                    62,567   63,461   HTM (unrealized loss pre-tax)  98,175   84,028   Total securities unrealized loss pre-tax                  160,742   147,489   Net Unrealized loss on AFS after tax                   45,348   46,015   Net unrealized loss on HTM after tax  73,533   62,937   Net unrealized loss on securities after tax  118,881   108,952   Capital Analysis  CET1 Capital   1,326,035   1,428,872   net unrealized loss on securities after tax  118,881   108,952   CET1 Adjusted for U/R Gain/Loss  1,207,154   1,319,920   Liquidity Table  Bond Portfolio Unrealized Gain/Loss  Liquidity  12/31/2022   3/31/2023    ($ in 000's)  Capacity   Capacity   Cash  700,528   870,971   AFS Securities, net of pledged  642,428   608,491   Total on balance sheet liquidity   1,342,956   1,479,462   FHLB fundings availability    3,100,000  3,100,000   Correspondent lines of credit availability  265,000   265,000   Brokered deposit availability   3,600,000       3,600,000   Total Available Liquidity   8,307,956       8,444,462

 Capital, Investments, & Liquidity  33  Well-Capitalized  ServisFirst has always been well-capitalized per regulatory standards. Our bank level Tier 1 leverage ratio increased year over year from 8.08% at 3/31/22 to 9.91% at 3/31/23, or 23%, while total capital increased $167 million.  As of March 31, 2023, our bank level Tier 1 Capital Leverage Ratio was 9.91% and when adjusted for AFS unrealized losses, net of tax, it would be 9.59%. When adjusted for both AFS and HTM unrealized losses, net of tax, the Tier 1 Capital Leverage Ratio would be 9.15%.  Credit ratings were affirmed on 3/31/2023 after annual review with Kroll Bond Rating Agency.  Conservative & Stable Investment Portfolio Management  Our investment portfolio is prudently managed, with a focus on short-term, high-quality, liquid securities.  Our portfolio is approximately 11% of our assets, it serves as collateral for public deposits and provides liquidity for our bank.  At March 31, 2023, our AFS securities totaled $625 million with a duration of 2.3 years and HTM securities totaled $938 million with a duration of 5.8 years.  Available Sources of Liquidity  Historically, our bank experiences minimal deposit growth during the first quarter. Year to date we have continued to fund our bank with core deposits and relationship banking.  We have no borrowings with the FHLB.  We have loans pledged to the FHLB providing approximately $1.4 billion in available funding.  We have additional unpledged CRE loans that would provide approximately $1.7 billion in additional funding through the FHLB for a total of $3.1 billion.  The bank also has $402.5 million in unpledged securities that can be pledged for liquidity.  We have no brokered deposits but our policy allows for brokered deposits of up to 25% of total assets.

 Credit  Since the bank’s founding we have focused our calling efforts on owner operated C&I companies in the Southeast. Almost half of our loan portfolio is comprised of C&I and Owner Occupied Real Estate loans, which is among the highest in our industry.  The average remaining maturity of our commercial loan portfolio is 3.5 years.  Pristine Credit Quality  Charge-offs for the first quarter were only  $1.5MM or 5 basis points (bps) annualized.   Non Performing Loans to Total Loans were 15bps which is near our historical lows.  Past Dues to total loans were 17bps for the quarter.  Loan loss reserve was 1.28% of total loans at quarter-end, up from 1.25% at year end.   Commercial Real Estate  Office Exposure represents less than $388 million, or  3.3% of total loans with an average loan size of $1.5MM and typically in suburban settings. Our largest office exposure credit is a $21 million suburban medical office building with a strong sponsor.  Loans secured by multifamily properties total $1.36 billion or 11.7% of total loans. These projects are focused in the Sun Belt and the bank generally has 30% - 35% equity upfront.  Single family residential development represents $258 million in exposure, or 2.2% of total loans.   Lot and Land exposure represents $267 million in exposure, or 2.3% of total loans.   AD&C loans as a percent of capital decreased to 93% at 3/31 down from 100% at year-end.  34

 Appendix

 Our Regions: Centers for Continued Growth  Birmingham, Alabama  Key Industries: Metals manufacturing, finance, insurance, healthcare services and distribution   Key Employers: Protective Life, Encompass Health, Vulcan Materials Company, AT&T, American Cast Iron Pipe Company, Southern Company, Shipt, and University of Alabama at Birmingham  Huntsville, Alabama  Key Industries: U.S. government, aerospace/defense, commercial and university research  Key Employers: U.S. Army/Redstone Arsenal, Boeing Company, NASA/Marshall Space Flight Center, Intergraph Corporation, ADTRAN, Northrop Grumman, Technicolor, SAIC, DirecTV, Lockheed Martin, and Toyota Motor Manufacturing   Montgomery, Alabama  Key Industries: U.S. and state government, U.S. Air Force , automotive manufacturing  Key Employers: Maxwell Gunter Air Force Base, State of Alabama, Baptist Health Systems, Hyundai Motor Manufacturing, and MOBIS Alabama   36

 Our Regions: Centers for Continued Growth (cont.)  Dothan, Alabama  Key Industries: Agriculture, manufacturing, and healthcare services  Key Employers: Southeast Health Medical Center, Wayne Farms, Southern Nuclear, Michelin Tire, Globe Motors, and AAA Cooper Transportation  Northwest Florida  Key Industries: Military, health services, medical technology industries, and tourism  Key Employers: Eglin Air Force Base, Hurlburt Field, Pensacola Whiting Field, Pensacola Naval Air Station and Corry Station, Ascension Health System, Baptist Healthcare, West Florida Regional Hospital, University of West Florida, Ascend Performance Materials, Tyndall Air Force Base, Coastal Systems Station Naval Surface Warfare Center, Florida State University, Amazon, Tallahassee Memorial Healthcare, GE Wind Energy, St. Joe Company, Eastern Ship building Inc., and Berg Steel Pipe Corp  Mobile, Alabama  Key Industries: Aircraft assembly, aerospace, steel, ship building, maritime, construction, medicine, and manufacturing  Key Employers: Port of Mobile, Infirmary Health Systems, Austal USA, Brookley Aeroplex, ThyssenKrupp, University of South Alabama, VT Mobile Aerospace, and EADS  Nashville, Tennessee  Key Industries: Healthcare, manufacturing, transportation, and technology   Key Employers: HCA Holdings, Nissan North America, Dollar General Corporation, Asurion, and Community Health Systems  37

 Our Regions: Centers for Continued Growth (cont.)  Charleston, South Carolina  Key Industries: Maritime, information technology, higher education, military, manufacturing, and tourism  Key Employers: Joint Base Charleston, Medical University of South Carolina, Roper St. Francis Healthcare, Boeing Company, Robert Bosch LLC, Blackbaud, and SAIC   Atlanta, Georgia  Key Industries: Logistics, media, information technology, and entertainment  Key Employers: Coca-Cola Company, Home Depot, Delta Air Lines, AT&T Mobility, UPS, Newell-Rubbermaid, Cable News Network, and Cox Enterprises   West Central Florida  Key Industries: Defense, financial services, information technology, healthcare, transportation, grocery, manufacturing, and tourism  Key Employers: Baycare Health System, University of South Florida, Tech Data, Raymond James Financial, Jabil Circuit, HSN, WellCare Health Plans, Sarasota Memorial Health Care System, Beall’s Inc., Teco Energy, Walt Disney World Resort, Advent Health, Publix, and Lockheed Martin  38

 Our Regions: Centers for Continued Growth (cont.)  Piedmont, North Carolina  Key Industries: Financial services, manufacturing, energy, automotive, and healthcare  Key Employers: Bank of America, Wells Fargo, Duke Energy, Atrium Health, Novant Health, Lowe’s, TIAA, Nucor, Sonic Automotive, and Compass Group North America  Virginia Beach, Virginia  Key Industries: Defense, Manufacturing, Trade, Information, Utilities, Maritime, Hospitality, Professional services, and Healthcare  Key Employers: Naval Air Station Oceana-Dam Neck, Ft. Story, Sentara Healthcare, GEICO , STIHL , Novant Health, Huntington Ingalls Industries, Dominion Energy, Newport News Shipbuilding, Jefferson Labs and Siemens Gamesa  39

 Our Financial Performance:Key Operating and Performance Metrics   40  For a reconciliation of these non-GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non-GAAP Financial Measures" included at the end of this presentation.   Non-GAAP financial measures. "Tangible Common Equity to Tangible Assets" and "Tangible Book value per Share" are not measures of financial performance recognized by generally accepted accounting principles in the United States, or GAAP.

 Our Financial Performance:Asset Quality   41

 Our Financial Performance:Credit Loss Reserve and Charge-Offs   42  Prior periods through 2019 were estimated under the incurred loss methodology.

 GAAP Reconciliation and Management Explanation of Non-GAAP Financial Measures  During the fourth quarter of 2021, we recorded $3.0 million of expenses associated with our core operating system conversion scheduled to be completed during the third quarter of 2022. The expenses relate to negotiated liquidated damages of our existing system contracts and the procurement of our data from those providers. We recorded a $1.7 million credit to our FDIC and other regulatory assessments expense in 2019 as a result of the FDIC’s Small Bank Assessment Credit. We recorded $3.1 million of additional tax expense as a result of revaluing our net deferred tax assets at December 31, 2017 due to lower corporate income tax rates provided by the Tax Cuts and Jobs Act passed into law in December 2017. The revaluation adjustment of our net deferred tax asset position was impacted by a number of factors, including increased loan charge-offs in the fourth quarter of 2017, increases in deferred tax liabilities relating to depreciation expense on our new headquarters building, and dividends from our captive real estate investment trusts. In 2017 we also recorded expenses of $347,000 related to terminating the lease agreement on our previous headquarters building in Birmingham, Alabama and expenses of moving into our new headquarters building. We recorded expenses of $2.1 million in 2015 related to the acquisition of Metro Bancshares, Inc. and the merger of Metro Bank with and into the bank, and recorded an expense of $500,000 resulting from the initial funding of reserves for unfunded loan commitments, consistent with guidance provided in the Federal Reserve Bank’s Interagency Policy Statement SR 06-17. We recorded a non-routine expense of $703,000 for the first quarter of 2014 resulting from the correction of our accounting for vested stock options previously granted to members of our advisory boards in our Dothan, Huntsville and Montgomery, Alabama markets. The table below presents computations of earnings and certain other financial measures which exclude the significant adjustments discussed above. These non-GAAP financial measures include “adjusted net income available to common stockholders,” “adjusted earnings per share, basic,” “adjusted earnings per share, diluted,” “adjusted return on average assets,” “adjusted return on average stockholders’ equity,” “adjusted return on average common stockholders’ equity” and “adjusted efficiency ratio.” Adjusted earnings per share, basic is adjusted net income available to common stockholders divided by weighted average shares outstanding. Adjusted earnings per share, diluted is adjusted net income available to common stockholders divided by weighted average diluted shares outstanding. Adjusted return on average assets is adjusted net income divided by average total assets. Adjusted return of average stockholders’ equity is adjusted net income divided by average total stockholders’ equity. Adjusted return of average common stockholders’ equity is adjusted net income divided by average common stockholders’ equity. The adjusted efficiency ratio is adjusted non-interest expense divided by the sum of adjusted net interest income and adjusted non-interest income. Our management and board use these non-GAAP measures for reporting financial performance to internal users for management purposes and externally as part of presentations to investors. We believe these non-GAAP financial measures provide useful information to management, our board and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however, we acknowledge that these non-GAAP financial measures have inherent limitations, are not audited and are not required to be uniformly applied. All amounts are in thousands, except share and per share data.  43

 GAAP Reconciliation   44